Huntington Bancshares Incorporated 2018 RBC Capital Markets Financial Institutions Conference March 7, 2018 Welcome ©2018 Huntington Bancshares Incorporated. All rights reserved. (NASDAQ: HBAN) Exhibit 99.1

Disclaimer 1 CAUTION REGARDING FORWARD-LOOKING STATEMENTS This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect our future results. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2017, which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of our website, http://www.huntington.com, under the heading “Publications and Filings” and in other documents we file with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. We do not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward- looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Ranked #2 in deposit market share in Ohio (15%) and #6 in Michigan (7%)  Founded in 1866 in Columbus, Ohio  Traditional regional bank with strategic focus on small to medium-sized businesses, consumers, and vehicle finance Huntington Bancshares Overview $104 billion asset Midwest financial services holding company Huntington’s top 10 deposit MSAs represent ~78% of total deposits Combined GDP of 8 state core footprint represents 4th largest economy in world (1) Ranked #1 in deposit share in 14% of total footprint MSAs and top 3 in 41% Ranked #1 in branch market share in both Ohio (13%) and Michigan (12%) Ranked #1 SBA 7(a) lender in footprint and #2 in nation (2) 2 Ranked #4 mortgage lender in footprint (3) $15B $1B $2B $3B $50B $4B $2B $1B Source: SNL Financial, FDIC deposit data as of June 30, 2017 (1) Source: 2016 International Monetary Fund and US Bureau of Economic Analysis; (2) Rankings for SBA 2018 first fiscal quarter (December 31 quarter-end); (3) Ranking among Icon Advisory Group's Retail Mortgage Consortium of leading lenders YTD 9/17

Small and Medium Businesses Consumer Vehicle Finance 3 Well-Defined Strategy Builds Upon Our Sustainable, Competitive Advantages Delivering consistent, through-the-cycle shareowner returns  Drive continued growth in market share and share of wallet through execution of Optimal Customer Relationship strategy  Deliver exceptional customer experiences via our customer-focused culture, Welcome brand, and promise to “Do the Right Thing”  Maintain our aggregate moderate-to-low risk appetite through disciplined risk management and strong corporate governance Core Areas of Strategic Focus:

0% 3% 6% 9% 12% 15% 0% 4% 8% 12% 16% 20% Driving Toward a Best-in-Class Return Profile Actions taken since 2009 accelerated performance 4 Focused the Business Model Aggregate Moderate-to-Low Risk Appetite Invested in the Franchise (1) See reconciliation on slide 17; Peer data on a core basis, Source: SNL Financial and company reports Built the Brand Disciplined Execution Strong Management / Shareowner Alignment Peer Median: 8.9% Peer Median: 11.2% GAAP 15.7% Core 15.4% HBAN GAAP HBAN Core (Non-GAAP) HBAN GAAP HBAN Core (Non-GAAP) 2017 Core ROTCE vs. Peers (1) GAAP 11.6% Core 11.4% 2017 Core ROCE vs. Peers (1)

# Net Interest Margin (FTE)

## Managing NIM with disciplined loan and deposit pricing



Earning Asset Yield
Net Interest Margin
Core NIM (1)
Cost of Interest Bearing Liabilities
Cost of Consumer Core Deposits
Cost of Commercial Core Deposits
4.00%
3.50%
3.00%
0.75%
0.00%
3.41% 3.38% 3.45% 3.42% 3.37% 3.44% 3.41% 3.52% 3.60% 3.70% 3.75% 3.78% 3.83%
3.18% 3.15% 3.20% 3.16% 3.09% 3.11% 3.06% 3.18% 3.25% 3.30% 3.31% 3.29% 3.30%
3.06% 3.07% 3.14% 3.16% 3.18% 3.20%
4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17

(1) Net of purchase accounting adjustments; see reconciliation on slide 18

Huntington 5

Cycle-to-Date Cumulative Deposit Beta Deposit beta remains in-line with peers with an expected through the cycle beta of approximately 50% 6 10% 9% 4% 0% 3% 6% 10% 13% 13% -4% 3% 5% 8% 6% 6% 8% 11% 12% 14% 21% 23% 20% 14% 17% 24% 23% -9% -8% -4% -5% 0% 1% 2% 4% 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 HBAN Peer Mean Peer* High Peer* Low *CIT and MTB are excluded from the High – Low range as material outliers

Delivering FirstMerit Deal Economics Exceeded original cost savings and revenue enhancements 7 Strong Cultural and Strategic Fit • Our teams are fully integrated, focused, and performing • Improved deposit market share in Ohio and Michigan; entered Chicago & Wisconsin markets with a niche (primarily commercial) focus Economics • Accelerated achievement of long-term financial goals  > 300 bp improvement in ROTCE  > 400 bp improvement in efficiency ratio • Achieved 42% cost savings of legacy FirstMerit expense base  Consolidated 146 branches and 24 operations centers and corporate offices  Fully converted all operating systems to Huntington systems • Revenue enhancements providing additional long-term earnings upside  $100+ million in 2018

Achieved All Long-Term Financial Goals in 4Q17 8 Long-Term Financial Goal GAAP Adjusted (Non-GAAP)1 GAAP Adjusted (Non-GAAP)1 Revenue (FTE) Growth (Y/Y) 4% - 6% +4% +4% +22% +22% Expense Growth (Y/Y) Positive Operating Leverage (7%) 1% +13% +18% Efficiency Ratio 56% - 59% 55% 55% 61% 57% NCO 35 - 55 bp 24 bp 24 bp 23 bp 23 bp ROTCE 13% - 15% 23% 16% 16% 15% (1) Reconciliation on slides 17, 19, and 20 4Q17 FY17

9 Long-Term Financial Goal Tax Reform Adjusted Long-Term Financial Goal 2018 Target Revenue (FTE) Growth (Y/Y) 4% - 6% 4% - 6%  Expense Growth (Y/Y) Positive Operating Leverage Positive Operating Leverage  Efficiency Ratio 56% - 59% 56% - 59%  NCO 35 - 55 bp 35 - 55 bp  ROTCE 13% - 15% 15% - 17%  Long-Term Financial Goals – Tax Reform Update The long-term financial goals set in 2014 were restated for tax reform

Top-Line Revenue Growth Business Model Evolution & Disruption 10 Strategic Planning Process Initiated the strategic planning process in 1Q18 which will yield new long-term goals for the company Initial areas of focus for the 2018 Strategic Planning Process: Capital Optimization 2014 Strategic Plan Outcomes: ✔ Improved scale ✔ Accelerated achievement of long-term financial goals ✔ Best in class return profile 2009 Strategic Plan Outcomes: ✔ Disciplined risk management ✔ Fair Play strategy ✔ Huntington brand

Pro Forma* 4Q17 3Q17 2Q17 1Q17 4Q16 Tang. common equity / tang. assets 7.65% 7.34% 7.42% 7.41% 7.28% 7.16% Common equity Tier 1 (CET1) 10.46 10.01 9.94 9.88 9.74 9.56 Tier 1 leverage 9.58 9.09 8.96 8.98 8.76 8.70 Tier 1 risk-based capital 11.95 11.34 11.30 11.24 11.11 10.92 Total risk-based capital 14.00 13.39 13.39 13.33 13.26 13.05 Total risk-weighted assets ($B) $80.3 $80.3 $78.6 $78.4 $77.6 $78.3 Double leverage(2) 105% 109% 108% 108% 107% 108% Capital(1) 4Q17 pro forma capital ratios adjusted for impact of the Series A preferred conversion and Series E preferred issuance in February (1) End of period (2) (Parent company investments in subsidiaries + goodwill) / equity 11 *Note: Reconciliation on slide 21

2.41% 2.27% 8.0% 8.0% 4.5% 4.5% 6.0% 1.7% 6.0% 1.5% 14.0% 9.7% 10.5% 6.0% Minimum Buffer Common Equity Tier 1 (CET1) Ratio 2017 CCAR minimum (4) 4Q17 Pro Forma (5) Total Risk-Based Capital Ratio 2017 CCAR minimum (4) 4Q17 Pro Forma (5) Positioned for Strong Relative Performance Through-the-Cycle 12 50% 50% Loans (3) $69 B 52% 48% Core Deposits (3) $74 B Commercial Consumer Well-Diversified Balance Sheet Strengthened Pretax Pre-Provision Net Revenue (1) Disciplined Management of Credit Risk (1) Non-GAAP financial metric; see Appendix slide 22; (2) Annualized; (3) 4Q17 average balances; (4) projected minimum in the Federal Reserve Severely Adverse Scenario; (5) Reconciliation on slide 21 $1.0 $1.1 $1.4 $1.8 $1.8 $1.9 2014 2015 2016 2017 4Q16 4Q17 Cumulative Losses as a % of Average Total Loans in Dodd-Frank Act Stress Test (DFAST) Supervisory Severely Adverse Scenario 2015 4.2% #1 2016 4.8% #4 2017 4.6% #4 Note: Ranking among 19 traditional commercial banks $ billions Strong Capital Base and Capital Management (2) (2) (2) (2) % of RWA 1.86% 1.86% 1.75% 2.26%

 Good economic outlook for Midwest footprint  FirstMerit integration complete; fully implemented all cost saves and executing on revenue synergies  Focused on three areas with sustainable competitive advantages o Consumer o Small to Medium Enterprises (including Commercial Real Estate) o Vehicle Finance  Consistent core strategy since 2009 o Delivering on growth strategies with sustained investment o Meaningful investment in people, technology, and brand – continuously improving o Disciplined risk management – aggregate moderate-to-low risk profile  Driving core deposit and loan growth through disciplined execution and a differentiated customer experience  Focused on delivery of consistent through-the-cycle shareholder returns  High level of colleague and shareholder alignment Important Messages 13

Appendix 14

2018 Expectations 15 Avg Loan Balances 4% - 6% growth (assumes $500 MM Auto securitization in 3Q18) Avg Deposit Balances 3% - 5% growth Revenue 4% - 6% growth (assumes no rate hikes in 2018) Net Interest Margin GAAP NIM flat; Core NIM up modestly (new money yields above back book yields across all loan categories) Noninterest Expense 2% - 4% decrease Efficiency Ratio 55% - 57% Effective Tax Rate 16% - 17% Net charge-offs Remain below long-term expectations of 35 bp – 55 bp Note: All metrics presented on a GAAP basis assuming an unchanged rate environment

Huntington’s Peer Group 16 $ in millions Total Assets Total Deposits Total Loans Market Capitalization Price / Dividend Yield Consensus 2018E Consensus 2019E Tangible Book PNC Financial Services Group, Inc. $380,768 $265,053 $220,458 $74,573 15.1x 13.6x 2.2x 1.9% BB&T Corporation 221,642 157,371 143,701 42,300 13.8x 12.8x 2.6x 2.4% SunTrust Banks, Inc. 205,962 160,780 143,181 32,890 14.0x 12.8x 2.0x 2.3% Citizens Financial Group, Inc. 152,336 115,089 110,617 21,194 13.0x 11.8x 1.6x 2.0% Fifth Third Bancorp 142,193 103,162 91,970 22,944 13.3x 12.6x 1.8x 1.9% KeyCorp 137,698 105,235 86,405 22,412 12.6x 11.5x 2.0x 2.0% Regions Financial Corporation 124,294 96,889 79,947 21,789 14.6x 13.2x 2.1x 1.9% M&T Bank Corporation 118,593 92,432 87,611 28,510 15.5x 14.6x 2.8x 1.6% Comerica Incorporated 71,567 57,903 49,173 16,801 14.9x 13.5x 2.3x 1.2% Zions Bancorporation 66,288 52,621 44,780 10,858 15.2x 13.9x 1.8x 1.5% CIT Group 49,279 29,569 35,853 6,937 13.3x 11.2x 1.1x 1.2% Median $137,698 $103,162 $87,611 $22,412 14.0x 12.8x 2.0x 1.9% Huntington Bancshares Incorporated $104,185 $77,041 $70,117 $16,831 12.9x 11.9x 2.3x 2.8% Source: SNL, balance sheet data as of 12/31/2017; valuation data as of 02/28/18

Reconciliation

Efficiency Ratio, ROTCE and ROCE

($ in millions)		GAAP	Adjustment (1)	Adjusted
Full Year 2017:				
Noninterest expense		$2,714	$155 (2)	$2,559
Amortization of intangibles		$56	--	$56
Noninterest expense less amortization of intangibles	A	$2,658		$2,503
Total revenue (FTE)		$4,359	($2)	$4,357
Securities gains		($4)	--	($4)
Total revenue (FTE) less securities gains	B	$4,363		$4,361
Efficiency ratio	A / B	**61%**		**57%**
Net income applicable to common shares	C	$1,110	($24) (3)	$1,086
Less: Amortization of intangibles (net of deferred tax)	D	$36 (3)	--	$36 (3)
Net income applicable to common shares less amortization of intangibles	C + D = E	$1,146		$1,122
Average tangible common equity	F	$7,304	--	$7,304
Average common equity	G	$9,539	--	$9,539
Return on average tangible common equity (ROTCE):	E / F	**16%**		**15%**
Return on average common equity (ROCE):	C / G	**12%**		**11%**
Fourth Quarter 2017:				
Net income applicable to common shares	H	$413	$123 (3)	$289
Less: Amortization of intangibles (net of deferred tax)	I	$14 (3)	--	$14 (3)
Net income applicable to common shares less amortization of intangibles	H + I = K	$427		$303
Average tangible common equity	L	$7,383	--	$7,383
Return on average tangible common equity (ROTCE):	K / L	**23%**		**16%**

(1) Significant Items related to benefit of federal tax reform and FirstMerit acquisition-related expenses
(2) Pre-tax (3) After-tax

Huntington 17

18 Reconciliation Net Interest Margin ($ in millions) 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 Net Interest Income (FTE) – reported $782 $771 $757 $742 $748 $636 Purchase accounting impact (performing loans) 20 22 27 30 35 20 Purchase accounting impact (credit impaired loans) 4 4 5 5 4 1 Total Loan Purchase Accounting Impact 24 26 32 34 39 21 Debt 1 1 1 1 0 0 Deposit accretion 0 0 1 2 3 2 Total Net Purchase Accounting Adjustments $24 $27 $34 $37 $42 $22 Net Interest Income (FTE) - core $758 $744 $723 $705 $705 $614 Average Earning Assets ($B) $93.9 $92.8 $91.7 $91.1 $91.5 $79.7 Net Interest Margin - reported 3.30% 3.29% 3.31% 3.30% 3.25% 3.18% Net Interest Margin - core 3.20% 3.18% 3.16% 3.14% 3.07% 3.06%

19 Reconciliation Revenue, Noninterest Income, and Noninterest Expense Growth ($ in millions) GAAP Adjustment (1) Adjusted 4Q17 Net interest income (FTE) $782 -- $782 4Q17 Noninterest income $340 -- $340 4Q17 Total Revenue $1,122 -- $1,122 4Q16 Net interest income (FTE) $748 -- $748 4Q16 Noninterest income $334 ($1) (2) $335 4Q16 Total revenue $1,082 ($1) (2) $1,083 4Q17 Total revenue growth 4% 4% 4Q17 Noninterest expense $633 -- $633 4Q16 Noninterest expense $681 $53 (2) $628 4Q17 Noninterest expense growth (7)% 1% (1) Significant Items related to benefit of federal tax reform and FirstMerit acquisition-related expenses (2) Pre-tax

20 Reconciliation Revenue, Noninterest Income, and Noninterest Expense Growth ($ in millions) GAAP Adjustment (1) Adjusted 2017 Net interest income (FTE) $3,052 -- $3,052 2017 Noninterest income $1,307 $2 (2) $1,305 2017 Total Revenue $4,359 $2 (2) $4,357 2016 Net interest income (FTE) $2,412 -- $2,412 2016 Noninterest income $1,150 ($1) (2) $1,151 2016 Total revenue $3,562 -- $3,562 2017 Total revenue growth 22% 22% 2017 Noninterest expense $2,714 $155 (2) $2,559 2016 Noninterest expense $2,408 $239 (2) $2,169 2017 Noninterest expense growth 13% 18% (1) Significant Items related to benefit of federal tax reform and FirstMerit acquisition-related expenses (2) Pre-tax

21 Reconciliation Capital ratios ($ in millions) GAAP Preferred Equity Conversion Preferred Equity Issuance Adjusted Total tangible common equity (TCE) A $7,477 $362 -- $7,839 Total tangible assets B $101,919 -- $493 $102,411 TCE Ratio A / B 7.34% 0.35% -0.04% 7.65% CET 1 capital C $8,041 $362 -- $8,403 Tier 1 capital D $9,110 -- $493 $9,604 Total risk-based capital E $10,757 -- $493 $11,250 Total investments in subsidiaries plus goodwill F $11,819 -- -- $11,819 Risk-weighted assets (RWA) G $80,340 -- -- $80,340 Total assets for leverage ratio(1) H $100,267 -- -- $100,267 Total capital I $10,814 -- $493 $11,307 CET 1 ratio C / G 10.01% 0.45% -- 10.46% Tier 1 leverage ratio D / H 9.09% -- 0.49% 9.58% Tier 1 risk-based capital ratio D / G 11.34% -- 0.61% 11.95% Total risk-based capital ratio E / G 13.39% -- 0.61% 14.00% Double leverage ratio F / I 109% -- 5% 104% (1) Total average assets net of goodwill, certain other intangible assets, and certain other deductions

22 Reconciliation Pretax Pre-Provision Net Revenue (PPNR) ($ in millions) 4Q17 4Q16 2017 2016 2015 2014 Net interest income – FTE $782 $748 $3,052 $2,412 $1,983 $1,865 Noninterest income 340 334 1,307 1,151 1,039 961 Total revenue 1,122 1,082 4,359 3,563 3,022 2,826 Less: Significant Items 0 (1) 2 1 3 1 Less: gain on securities (4) (0) (4) 0 1 18 Total revenue – adjusted A 1,126 1,083 4,361 3,562 3,018 2,807 Noninterest expense 633 681 2,714 2,408 1,976 1,882 Add: provision for unfunded loans 8 10 (11) 21 11 (2) Less: Significant Items 0 53 154 239 58 65 Noninterest expense – adjusted B 641 638 2,549 2,191 1,929 1,815 Pretax pre-provision net revenue (PPNR) A - B $485 $445 $1,812 $1,372 $1,089 $1,011 Risk-weighted assets (RWA) $80,340 $78,263 $80,340 $78,263 $58,420 $54,479 PPNR as % of RWA 2.41% 2.27% 2.26% 1.75% 1.86% 1.86%

Use of Non-GAAP Financial Measures This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this document, the earnings press release, or the Form 8-K related to this document, all of which can be found on Huntington’s website at www.huntington-ir.com. Annualized Data Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. For example, loan and deposit growth rates, as well as net charge-off percentages, are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Fully-Taxable Equivalent Interest Income and Net Interest Margin Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors. Earnings per Share Equivalent Data Significant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company’s financial performance against published earnings per share mean estimate amounts, which typically exclude the impact of Significant Items. Earnings per share equivalents are usually calculated by applying an effective tax rate to a pre-tax amount to derive an after-tax amount, which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is disclosed separately, with this then being the amount used to calculate the earnings per share equivalent. Rounding Please note that columns of data in this document may not add due to rounding. Basis of Presentation 23 Do we consolidate this and next slide?

Significant Items From time to time, revenue, expenses, or taxes are impacted by items judged by Management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at that time to be infrequent or short term in nature. We refer to such items as “Significant Items”. Most often, these Significant Items result from factors originating outside the company – e.g., regulatory actions/assessments, windfall gains, changes in accounting principles, one-time tax assessments/refunds, litigation actions, etc. In other cases they may result from Management decisions associated with significant corporate actions out of the ordinary course of business – e.g., merger/restructuring charges, recapitalization actions, goodwill impairment, etc. Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the provision for credit losses, gains/losses from investment activities, asset valuation write-downs, etc., reflect ordinary banking activities and are, therefore, typically excluded from consideration as a Significant Item. Management believes the disclosure of “Significant Items”, when appropriate, aids analysts/investors in better understanding corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from their analysis of the company’s performance - i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, Management has adopted a practice of listing “Significant Items” in its external disclosure documents (e.g., earnings press releases, quarterly performance discussions, investor presentations, Forms 10-Q and 10-K). “Significant Items” for any particular period are not intended to be a complete list of items that may materially impact current or future period performance. A number of items could materially impact these periods, including those described in Huntington’s 2017 Annual Report on Form 10-K and other factors described from time to time in Huntington’s other filings with the Securities and Exchange Commission. Basis of Presentation 24

Welcome ©2018 Huntington Bancshares Incorporated. All rights reserved. (NASDAQ: HBAN) Mark A. Muth Director of Investor Relations Office: 614.480.4720 E-mail: mark.muth@huntington.com For additional information, please visit: http://www.huntington.com